COMPASS 2 AND COMPASS 3 VARIABLE ACCOUNTS:

                       Global Governments Variable Account

                        Supplement to Current Prospectus:

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY


Effective May 1, 2007, the first paragraph, including all bulleted items and sub-items, under the section entitled "A Word about the Company and the Variable Accounts - Investment Objectives and Policies - 6: Global Governments Variable Account - How GGVA Fund Intends to Achieve Its Objective" is hereby replaced in its entirety by the following:


MFS (Massachusetts Financial Services Company, the variable account's investment adviser) normally invests at least 80% of the variable account's net assets in U.S. and foreign government securities.


                The date of this supplement is February 1, 2007.